M&T Bank

STANDARD LIBOR GRID NOTE
(LIBOR ONLY)
New York

August 30, 2017 $10,000,000.00

BORROWER (Name): Taylor Devices, Inc.
(Organizational Structure): corporation
(State Law organized under): New York
(Address of residence/chief executive office): 90 Taylor Drive, North Tonawanda, NY 14120

BANK: M&T BANK, a New York banking corporation with its principal banking office at One M&T Plaza, Buffalo, NY 14203. Attention: Office of General Counsel

1. **DEFINITIONS.** Each capitalized term shall have the meaning specified herein and the following terms shall have the indicated meanings:

   a. **"Authorized Person"** shall mean, each individually, Douglas Taylor, as President; Richard G. Hill, as Vice President; Mark V. McDonough, as Chief Financial Officer.
   Mention of the Authorized Person's name is for reference purposes only and the Bank may rely on a person's title to ascertain whether someone is an Authorized Person who may act on behalf of the Borrower in connection herewith.

   b. **"Automatic Adjustment Rate Determination Date"**, when applicable, shall mean:
      (i) If the Interest Period duration selected for such LIBOR Rate Loan is "one day": the first day of the applicable Interest Period.
      (ii) If the Interest Period duration selected for such LIBOR Rate Loan is other than "one day": two (2) London Business Days before the first day of the applicable Interest Period.

   c. **"Automatic Continuation Option"** shall, with respect to any LIBOR Rate Loan, mean the option to have the then-current Interest Period duration, as previously selected by Borrower, remain the same for the succeeding Interest Period.

   d. **"Base Rate"** shall mean _______ percentage point(s) above the rate of interest announced by the Bank as its prime rate of interest ("Prime Rate"). If the prior blank is not completed, the Base Rate shall be two (2) percentage points above the Prime Rate.

   e. **"Base Rate Loan"** shall mean a Loan which bears interest at the Base Rate.

   f. **"Continuation Date"** shall mean the date that Borrower's election to continue a LIBOR Rate Loan for another Interest Period becomes effective in accordance with this Note.

   g. **"Draw Date"** shall mean, in relation to each Loan, the date that such Loan is made or deemed to be made to Borrower pursuant to this Note.

   h. **"Interest Period"** shall mean, with respect to any LIBOR Rate Loan, the period commencing on the Draw Date or Continuation Date for such LIBOR Rate Loan and ending on the date that shall be:
      (i) If the Interest Period duration selected for such LIBOR Rate Loan is "one day": the following day; provided, however, that if an Interest Period would end on a day that is neither a London Business Day nor a New York Business Day, such Interest Period shall be extended to the next succeeding day that is either a London Business Day or a New York Business Day.
      (ii) If the Interest Period duration selected for such LIBOR Rate Loan is other than "one day": the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) of the calendar month that is one (1), two (2) or three (3) months after the commencement of such period, in accordance with Borrower's election made pursuant to the terms of this Note; provided, however, that if an Interest Period would end on a day that is not a Joint Business Day, such Interest Period shall be extended to the next succeeding Joint Business Day, unless such next succeeding Joint Business Day would fall in the next calendar month, in which case such Interest Period shall end on the immediately preceding Joint Business Day. To the extent that the preceding clause results in either the extension or shortening of an Interest Period for a particular Loan, the Bank shall have the right (but not the obligation) to shorten or extend, respectively, the succeeding Interest Period so that it shall end on a day that numerically corresponds to the Draw Date for such Loan.

   i. **"Joint Business Day" shall** mean a day that is both a New York Business Day and a London Business Day.

   j. **"LIBOR"** shall mean the rate per annum (rounded upward, if necessary, to the nearest 1/16th of 1%) obtained by dividing (i) the applicable London Interbank Offered Rate (in accordance with the LIBOR Rate selected by Borrower for each Loan; see LIBOR Rate definition below) as set and administered by ICE Benchmark Administration Limited (or such other administrator of LIBOR, as may be duly authorized by the UK Financial Conduct Authority or such other proper authority from time to time) for United States dollar deposits in the London interbank market at approximately 11:00 a.m. London, England time (or as soon thereafter as practicable), as determined by the Bank from any broker, quoting service or commonly available source utilized by the Bank, by (ii) a percentage equal to 100% minus the stated maximum rate of all reserves required to be maintained against "Eurocurrency Liabilities" as specified in Regulation D (or against any other category of liabilities which includes deposits by reference to which the interest rate on any LIBOR Rate Loan or Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States' office of a bank to United States' residents) on such date to any member bank of the Federal Reserve System. Notwithstanding any provision above, the practice of rounding to determine LIBOR may be discontinued at any time in the Bank's sole discretion. In the event the applicable London Interbank Offered Rate index ("Index") utilized for determining LIBOR shall, at any time, be less than zero, such Index shall be deemed to be zero (0.00) for all purposes herein ("Negative Index Restriction"). Notwithstanding the foregoing, to the extent an interest rate swap agreement ("Swap") between Borrower and the Bank shall at any time be in effect in connection with the credit facility evidenced by this Note, the Negative Index Restriction shall not apply to such credit facility during such period as the Swap is in effect; provided, however, at such

time and to the extent such Swap is terminated, cancelled or otherwise not in effect, the Negative Index Restriction shall be deemed reinstated.

k. **"LIBOR Rate"** shall mean, as selected by Borrower for each LIBOR Rate Loan and/or as otherwise applicable, in accordance with the terms of this Note, one of the following rates:
   (i) 2.25 percentage point(s) above one-day (i.e., overnight) LIBOR with an Interest Period duration of one day; OR
   (ii) 2.25 percentage point(s) above the one-month, two-month or three-month LIBOR (as selected by the Borrower for each LIBOR Rate Loan), each with an Interest Period of equal duration.

l. **"LIBOR Rate Loan"** shall mean a Loan that bears interest at a LIBOR Rate. Each advance of funds hereunder, to the extent originally priced at the LIBOR Rate, shall be treated as a separate LIBOR Rate Loan.

m. **"Loan"** shall mean a loan made to Borrower by the Bank pursuant to this Note.

n. **"London Business Day"** shall mean any day on which dealings in United States dollar deposits are carried on by banking institutions in the London interbank market.

o. **"Maximum Principal Amount"** shall mean Ten Million and 00/100 Dollars ($10,000,000.00).

p. **"Minimum Borrowing Amount"** shall mean (i) for any LIBOR Rate Loan with an Interest Period of one day, any whole dollar increment, and (ii) for all other LIBOR Rate Loans, $10,000.00, with minimum increments thereafter of $10,000.00.

q. **"New York Business Day"** shall mean any day other than a Saturday, Sunday or other day on which commercial banking institutions in New York, New York are authorized or required by law or other governmental action to remain closed for business.

r. **"Outstanding Principal Amount"** shall mean, at any point in time, the actual outstanding principal amount under this Note.

2. PAYMENT OF PRINCIPAL, INTEREST AND EXPENSES.

a. Promise to Pay. For value received, and intending to be legally bound, Borrower promises to pay to the order of the Bank, ON DEMAND, the Maximum Principal Amount or the Outstanding Principal Amount, if less; plus interest as set forth below and all fees and costs (including without limitation the Bank's attorneys' fees and disbursements, whether for internal or outside counsel) the Bank incurs in order to collect any amount due under this Note, to negotiate or document a workout or restructuring, or to preserve its rights or realize upon any guaranty or other security for the payment of this Note ("Expenses").

b. Interest. Each Loan shall earn interest on the Outstanding Principal Amount thereof calculated on the basis of a 360-day year for the actual number of days of each year (365 or 366) as follows:

i. <u>LIBOR Rate Loans</u>. Interest shall accrue each day on each LIBOR Rate Loan from and including the first day of each Interest Period applicable thereto until, but not including, the last day of each such Interest Period or the day the LIBOR Rate Loan is paid in full (if sooner) at a rate per annum equal to the LIBOR Rate, as determined using LIBOR in effect on the following dates, as applicable: (a) for new LIBOR Rate Loans, the Draw Date (if the Interest Period selected is one day) or two (2) London Business Days before the Draw Date (if the Interest Period selected is other than one day); (b) for continuations of LIBOR Rate Loans (other than as provided for in subsection 4(c) below), the Joint Business Day the Bank receives (or is deemed to receive) the Notice of Continuation in accordance with the terms of this Note; (c) for LIBOR Rate Loans where the Automatic Continuation Option is in effect, the applicable Automatic Adjustment Rate Determination Date for such LIBOR Rate Loan.

ii. <u>Base Rate Loans</u>. Interest shall accrue on a Base Rate Loan from and including the first date a Loan becomes a Base Rate Loan to, but not including, the day such Base Rate Loan is paid in full, at the rate per annum equal to the Base Rate. Any change in the Base Rate resulting from a change in the Prime Rate shall be effective on the date of such change.

c. Maximum Legal Rate. It is the intent of the Bank and Borrower that in no event shall interest be payable at a rate in excess of the maximum rate permitted by applicable law (the "Maximum Legal Rate"). Solely to the extent necessary to prevent interest under this Note from exceeding the Maximum Legal Rate, any amount that would be treated as excessive under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled, and, if received by the Bank, shall be refunded to Borrower.

d. Payments; Late Charge; Default Rate. Payments shall be made in immediately available United States funds at any banking office of the Bank. Absent demand for payment in full, Borrower shall pay all accrued and unpaid interest, in amounts that may vary, monthly, or as otherwise invoiced by the Bank. If any payment is not received within five days of its due date, Borrower shall pay a late charge equal to the greatest of (a) 5% of the delinquent amount, (b) the Bank's then current late charge as announced by the Bank from time to time, or (c) $50.00. In addition, if the Bank has not actually received any payment due under this Note within thirty days after its due date, from and after such thirtieth day the interest rate for all amounts outstanding under this Note shall automatically increase to 5 percentage points above the higher of the Base Rate or the highest LIBOR Rate ("Default Rate"), and any judgment entered hereon or otherwise in connection with any suit to collect amounts due hereunder shall bear interest at such Default Rate. Payments may be applied in any order in the sole discretion of the Bank, but prior to demand, shall be applied first to past due interest, Expenses, late charges, and principal payments, if any, which are past due, then to current interest and Expenses and late charges, and last to remaining principal.

e. Prepayment of LIBOR Rate Loans; Breakage Fee. If Borrower (i) pays the principal balance, in whole or in part, on any LIBOR Rate Loan, on any day other than the last day of an Interest Period, (ii) fails to draw down or accept an advance, in whole or in part, on a LIBOR Rate Loan after giving a Request therefor, or (iii) otherwise tries to revoke any LIBOR Rate Loan, in whole or in part, or if there occurs a Bankruptcy Event (as defined below) or the applicable interest rate on any Loan is converted from the LIBOR Rate to the Base Rate pursuant to this Note, then Borrower shall be liable for and shall pay the Bank, on demand, the higher of $250.00 or the actual amount of the liabilities, expenses, costs or funding losses that are a direct or indirect result of such prepayment or other condition described above, whether such liability, expense, cost or loss is by reason of (a) any reduction in yield, by reason of the liquidation or reemployment of any deposit or other funds acquired by the Bank, (b) the fixing of the interest rate payable on any LIBOR Rate Loans, or (c) otherwise (collectively, the "Breakage Fee"). The determination by the Bank of the foregoing amount shall, in the absence of manifest error, be conclusive and binding upon Borrower. The provisions of this paragraph shall not be applicable to any LIBOR Rate Loan if the applicable Interest Period duration for such LIBOR Rate Loan is "one day".

3. LOANS.

a. General. Except as otherwise provided herein, each Loan advanced hereunder shall be in the form of a LIBOR Rate Loan. The Bank may make any Loan in reliance upon any oral, telephonic, written, teletransmitted or other request (the "Request(s)") that the Bank in good faith believes to be valid and to have been made by Borrower or on behalf of Borrower by an Authorized Person. The Bank may act on the Request of any Authorized Person until the Bank shall have received from Borrower, and had a reasonable time to act on, written notice revoking the authority of such Authorized Person. The Bank shall incur no liability to Borrower or to any other person as a direct or indirect result of making any Loan pursuant to this paragraph.

b. Request for LIBOR Rate Loans. Borrower shall give the Bank its irrevocable Request for each LIBOR Rate Loan specifying:

i. the Draw Date for the LIBOR Rate Loan, which shall be at least two (2) Joint Business Days following the date of the Request (except in the case of a LIBOR Rate Loan with an Interest Period of one day, for which the Draw Date may be the same day as the date of the Request; provided, however, if a Request is received by the Bank after 2:00 p.m. (Eastern Standard Time), the Request for such LIBOR Rate Loan shall be deemed to have been received on the next New York Business Day;

ii. the aggregate amount of such LIBOR Rate Loan, which amount shall not be less than the Minimum Borrowing Amount;

iii. the applicable LIBOR Rate selection and corresponding Interest Period duration (see LIBOR Rate definition above); and

iv. whether the Automatic Continuation Option will be in effect for such LIBOR Rate Loan. The Automatic Continuation Option shall be in effect for each LIBOR Rate Loan, unless otherwise specified by Borrower in writing.

c. Delivery of Requests and Notices. Delivery of a Notice or Request for a LIBOR Rate Loan shall be made to the Bank at the following address, or such other address designated by the Bank from time to time:

M&T Bank
Christian N. Boron
One Fountain Plaza, 12th Floor
Buffalo, NY 14203

Fax No. (716) 848-7318
Telephone No. (716) 842-4200

4. CONTINUATION AND CONVERSION.

a. Election. An Authorized Person may, upon irrevocable Request to the Bank in accordance with subsection (b) below, elect to continue, as of the last day of the applicable Interest Period, any or a portion (subject to the Minimum Borrowing Amount limitation) of any LIBOR Rate Loan with the same or a different Interest Period, provided no partial continuation of a LIBOR Rate Loan with a different Interest Period shall reduce the outstanding principal amount of the remaining LIBOR Rate Loan with the same Interest Period to less than the Minimum Borrowing Amount.

b. Notice of Continuation.

i. For an election under Section 4(a) above, an Authorized Person must deliver to the Bank, by 2:00 p.m. (Eastern Standard Time) on a New York Business Day, a Notice of Continuation for an election under Section 4(a) ("Notice of Continuation" or "Notice"), specifying:

(a) the aggregate amount of each LIBOR Rate Loan to be continued;

(b) the applicable LIBOR Rate selection and corresponding Interest Period duration for each LIBOR Rate Loan to be continued (see LIBOR Rate definition above); and

(c) whether the Automatic Continuation Option will be in effect for each such LIBOR Rate Loan. The Automatic Continuation Option shall be in effect for each LIBOR Rate Loan, unless otherwise specified by Borrower in writing.

ii. For any election in accordance with Section 4(b)(i) above, the Continuation Date shall be the later of (A) the last day of the applicable Interest Period, or (B) two (2) Joint Business Days following the date the Bank receives the Notice of Continuation, except as otherwise determined by the Bank in its sole discretion. If a Notice is received after 2:00 p.m. (Eastern Standard Time) on any New York Business Day, such Notice will be deemed to have been received on the next New York Business Day. Accordingly, as an example, if Borrower has a LIBOR Rate Loan with a one month Interest Period ending on June 15 and wants to continue the LIBOR Rate Loan with a two month Interest Period, Borrower must deliver to the Bank an appropriate Notice of Continuation by no later than 2:00 p.m. (Eastern Standard Time) on June 13 (assuming that June 13 is a New York Business Day and June 14 and 15 are Joint Business Days).

iii. For LIBOR Rate Loans with the Automatic Continuation Option in effect, the Bank shall, at the end of each Interest Period, automatically continue such LIBOR Rate Loan with the same Interest Period.

iv. The Bank may take action on any Notice in reliance upon any oral, telephonic, written or teletransmitted Notice that the Bank in good faith believes to be valid and to have been made by Borrower or on behalf of Borrower by an Authorized Person. No Notice may be delivered by e-mail. The Bank may act on the Notice from any Authorized Person until the Bank shall have received from Borrower, and had a reasonable time to act on, written notice revoking the authority of such Authorized Person. The Bank shall incur no liability to Borrower or to any other person as a direct or indirect result of acting on any Notice under this Note. The Bank, in its sole discretion, may reject any Notice that is incomplete.

c. **Expiration of Interest Period.** With respect to any LIBOR Rate Loan for which an Automatic Continuation Option is not in effect, if Borrower does not deliver to the Bank an appropriate Notice of Continuation (in accordance with the terms hereof) at least two (2) Joint Business Days before the end of an Interest Period, the Bank shall have the right (but not the obligation) to immediately, and without notice, convert such LIBOR Rate Loan into a Base Rate Loan and such Loan shall accrue interest at the Base Rate until two (2) Joint Business Days after the Bank receives an appropriate Notice (in accordance with the terms hereof) electing to convert the Loan from a Base Rate Loan to a LIBOR Rate Loan. A Notice of Continuation received one (1) Joint Business Day before the end of an Interest Period may not effectuate a continuation of such Loan as a LIBOR Rate Loan as of the last day of the Interest Period. Rather, such LIBOR Rate Loan may be converted (in the manner described above) to a Base Rate Loan on the last day of the Interest Period. Such Notice of Continuation, however, will be effective two (2) Joint Business Days from the date it is received (or deemed to be received) by the Bank.

d. **Conversion upon Default.** Unless the Bank shall otherwise consent in writing, if (i) Borrower fails to pay when due, in whole or in part, the indebtedness under the Note (whether by demand or otherwise), or (ii) there exists any condition or event which with the passage of time, the giving of notice or both shall constitute an event of default under any of Borrower's agreement with the Bank, if any, the Bank, in its sole discretion, may (i) permit any outstanding LIBOR Rate Loans to continue until the last day of the applicable Interest Period at which time such Loan shall automatically be converted into a Base Rate Loan or (ii) convert any outstanding LIBOR Rate Loans into a Base Rate Loan before the end of the applicable Interest Period applicable to such LIBOR Rate Loan. Nothing herein shall be construed to be a waiver by the Bank to have any Loan accrue interest at the Default Rate of interest (which shall be calculated from the higher of the LIBOR Rate or the Base Rate) or the right of the Bank to charge and collect a Breakage Fee.

5. **SETOFF.** The Bank shall have the right to set off against the amounts owing under this Note any property held in a deposit or other account with the Bank or any of its affiliates or otherwise owing by the Bank or any of its affiliates in any capacity to Borrower or any guarantor or endorser of this Note. Such set-off shall be deemed to have been exercised immediately at the time the Bank or such affiliate elects to do so.

6. **DEMAND, DISCRETIONARY FACILITY.**

a. **Discretionary Facility.** The Bank may modify, restrict, suspend or terminate the credit under this Note at any time for any reason and without affecting Borrower's then existing obligation under this Note. Any Request for a Loan hereunder shall be limited in amount, such that the sum of (i) the principal amount of such Request; (ii) the Outstanding Principal Amount under this Note; and (iii) the aggregate face amounts of (or, if greater, Borrower's aggregate reimbursement obligations to the Bank (or any of its affiliates) in connection with) any letters of credit issued by the Bank (or any of its affiliates) at the request (or for the benefit of) Borrower, pursuant to this Credit; does not exceed the Maximum Principal Amount under this Note. Notwithstanding the above, the Bank shall have the sole and absolute discretion whether to make any Loan (or any portion of any Loan) requested by Borrower, regardless of any general availability under the Maximum Principal Amount.

b. **Demand Facility.** This Note is payable on demand, and all amounts hereunder shall become immediately due and payable upon demand by the Bank; provided, however, that the Outstanding Principal Amount of this Note and all accrued and unpaid interest shall automatically become immediately due and payable if Borrower commences, or has commenced against it, any proceeding or request for relief under any bankruptcy, insolvency or similar laws now or hereafter in effect in the United States of America or any state or territory thereof or any foreign jurisdiction or any formal or informal proceeding for dissolution, liquidation or the settlement of claims against or winding up of affairs of Borrower (a "Bankruptcy Event"), or upon the occurrence of a Bankruptcy Event with regard to any guarantor or endorser of this Note. Borrower hereby waives protest, presentment and notice of any kind in connection with this Note.

7. **BANK RECORDS CONCLUSIVE.** The Bank shall set forth on a schedule attached to this Note or maintained on computer, the date and original principal amount of each Loan and the date and amount of each payment to be applied to the Outstanding Principal Amount of this Note. The Outstanding Principal Amount set forth on any such schedule shall be presumptive evidence of the Outstanding Principal Amount of this Note and of all Loans. No failure by the Bank to make, and no error by the Bank in making, any annotation on any such schedule shall affect the Borrower's obligation to pay the principal and interest of each Loan or any other obligation of Borrower to the Bank pursuant to this Note.

8. **PURPOSE.** Borrower certifies (a) that no Loan will be used to purchase margin stock except with the Bank's express prior written consent for each such purchase and (b) that all Loans shall be used for a business purpose, and not for any personal, family or household purpose.

9. **AUTHORIZATION.** Borrower, if a corporation, partnership, limited liability company, trust or other entity, represents that it is duly organized and in good standing or duly constituted in the state of its organization and is duly authorized to do business in all jurisdictions material to the conduct of its business; that the execution, delivery and performance of this Note have been duly authorized by all necessary regulatory and corporate or partnership action or by its governing instrument; that this Note has been duly executed by an authorized officer, partner or trustee and constitutes a binding obligation enforceable against Borrower and not in violation of any law, court order or agreement by which Borrower is bound; and that Borrower's performance is not threatened by any pending or threatened litigation.

10. **INABILITY TO DETERMINE LIBOR RATES, INCREASED COSTS, ILLEGALITY.**

a. **Increased Costs.** If the Bank shall determine that due to either (a) the introduction of any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the LIBOR) in or in the interpretation of any requirement of law, or (b) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law),

there shall be any increase in the cost to the Bank of agreeing to make or making, funding or maintaining any LIBOR Rate Loans, then Borrower shall be liable for, and shall from time to time, upon demand therefor by the Bank, pay to the Bank such additional amounts as are sufficient to compensate the Bank for such increased costs.

b. Inability to Determine Rates. If the Bank shall determine that for any reason adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period with respect to a proposed LIBOR Rate Loan, the Bank will give notice of such determination to Borrower. Thereafter, the Bank may not make or maintain LIBOR Rate Loans, as the case may be, hereunder until the Bank revokes such notice in writing. Upon receipt of such notice, Borrower may revoke any pending Request or Notice with respect to a LIBOR Rate Loan. If Borrower does not revoke such Request or Notice, the Bank may make, or continue the Loans, as proposed by Borrower, in the amount specified in the applicable Request or Notice submitted by Borrower, but such Loans shall be made or continued as Base Rate Loans instead of LIBOR Rate Loans, as the case may be.

c. Illegality. If the Bank shall determine that the introduction of any law (statutory or common), treaty, rule, regulation, guideline or determination of an arbitrator or of a governmental authority or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other governmental authority has asserted that it is unlawful for the Bank to make LIBOR Rate Loans, then, on notice thereof by the Bank to Borrower, the Bank may suspend the making of LIBOR Rate Loans until the Bank shall have notified Borrower that the circumstances giving rise to such determination shall no longer exist. If the Bank shall determine that it is unlawful to maintain any LIBOR Rate Loans, Borrower shall prepay in full all LIBOR Rate Loans then outstanding, together with accrued interest, either on the last date of the Interest Period thereof if the Bank may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such LIBOR Rate Loans. If Borrower is required to prepay any LIBOR Rate Loan immediately as set forth in this subsection, then concurrently with such prepayment, Borrower may borrow from the Bank, in the amount of such repayment, a Base Rate Loan.

11. USA PATRIOT ACT NOTICE. Bank hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act ("Patriot Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow Bank to identify the Borrower in accordance with the Patriot Act. The Borrower agrees to, promptly following a request by Bank, provide all such other documentation and information that Bank requests in order to comply with its ongoing obligations under applicable "know your customer" and anti-money laundering rules and regulations, including the Patriot Act.

12. MISCELLANEOUS. This Note, together with any related loan and security agreements and guaranties, contains the entire agreement between the Bank and Borrower with respect to the Note, and supersedes every course of dealing, other conduct, oral agreement and representation previously made by the Bank. All rights and remedies of the Bank under applicable law and this Note or amendment of any provision of this Note are cumulative and not exclusive. No single, partial or delayed exercise by the Bank of any right or remedy shall preclude the subsequent exercise by the Bank at any time of any right or remedy of the Bank without notice. No waiver or amendment of any provision of this Note shall be effective unless made specifically in writing by the Bank. No course of dealing or other conduct, no oral agreement or representation made by the Bank, and no usage of trade, shall operate as a waiver of any right or remedy of the Bank. No waiver of any right or remedy of the Bank shall be effective unless made specifically in writing by the Bank. Borrower agrees that in any legal proceeding a copy of this Note kept in the Bank's course of business may be admitted into evidence as an original. This Note is a binding obligation enforceable against Borrower and its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns. If a court deems any provision of this Note invalid, the remainder of the Note shall remain in effect. Section headings are for convenience only. Singular number includes plural and neuter gender includes masculine and feminine as appropriate.

13. NOTICES. Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Borrower (at its address on the Bank's records) or to the Bank (at the address on page one and separately to the Bank officer responsible for Borrower's relationship with the Bank). Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) New York Business Days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) New York Business Day after delivery to a nationally recognized overnight courier service (*e.g.*, Federal Express). Notice by e-mail is not valid notice under this or any other agreement between Borrower and the Bank.

14. JOINT AND SEVERAL. If there is more than one Borrower, each of them shall be jointly and severally liable for all amounts which become due under this Note and the term "Borrower" shall include each as well as all of them.

15. GOVERNING LAW; JURISDICTION. This Note has been delivered to and accepted by the Bank and will be deemed to be made in the State of New York. This Note will be interpreted in accordance with the laws of the State of New York excluding its conflict of laws rules. **BORROWER HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE STATE OF NEW YORK IN A COUNTY OR JUDICIAL DISTRICT WHERE THE BANK MAINTAINS A BRANCH, AND CONSENTS THAT THE BANK MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT BORROWER'S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS NOTE WILL PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST BORROWER INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF BORROWER WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION.** Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and Borrower. Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

16. WAIVER OF JURY TRIAL. BORROWER AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY BORROWER AND THE BANK MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS RELATED HERETO. BORROWER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL

WAIVER. BORROWER ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

☐ **Amended and Restated Note.** The Borrower acknowledges, agrees and understands that this Note is given in replacement of and in substitution for, but not in payment of, a prior note dated on or about ___________, ____, in the original principal amount of $_________, given by Borrower in favor of the Bank (or its predecessor-in-interest), as the same may have been amended or modified from time to time ("Prior Note"), and further, that: (a) the obligations of the Borrower as evidenced by the Prior Note shall continue in full force and effect, as amended and restated by this Note, all of such obligations being hereby ratified and confirmed by the Borrower; (b) any and all liens, pledges, assignments and security interests securing the Borrower's obligations under the Prior Note shall continue in full force and effect, are hereby ratified and confirmed by the Borrower, and are hereby acknowledged by the Borrower to secure, among other things, all of the Borrower's obligations to the Bank under this Note, with the same priority, operation and effect as that relating to the obligations under the Prior Note; and (c) nothing herein contained shall be construed to extinguish, release, or discharge, or constitute, create, or effect a novation of, or an agreement to extinguish, the obligations of the Borrower with respect to the indebtedness originally described in the Prior Note or any of the liens, pledges, assignments and security interests securing such obligations.

Preauthorized Transfers from Deposit Account. If a deposit account number is provided in the following blank Borrower hereby authorizes the Bank to debit available funds in Borrower's deposit account #___________________ with the Bank automatically for any amount which becomes due under this Note or as directed by an Authorized Person, by telephone.

Acknowledgment. Borrower acknowledges that it has read and understands all the provisions of this Note, including the **Governing Law, Jurisdiction** and **Waiver of Jury Trial**, and has been advised by counsel as necessary or appropriate.

TAYLOR DEVICES, INC.

By: ______________________
Name: Douglas P. Taylor
Title: President

ACKNOWLEDGMENT

STATE OF NEW YORK)
:SS.
COUNTY OF NIAGARA)

On the 30 day of August, in the year 2017, before me, the undersigned, a Notary Public in and for said State, personally appeared Douglas P. Taylor personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

KRYSTAL MARIE KREGER
NOTARY PUBLIC, STATE OF NEW YORK
QUALIFIED IN NIAGARA COUNTY
My Commission Expires July 25, 2019

Krystal Marie Kreger
Notary Public

FOR BANK USE ONLY

Authorization Confirmed:
Product Code: 11900
Disbursement of Funds:

Credit A/C	# ________	Off Ck	# ________	Payoff Obligation	# ________
	$ ________		$ ________		$ ________